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                                                                    EXHIBIT 99.3

                         REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement ("AGREEMENT") is entered into as of June 13, 2002 between ChromaVision Medical Systems, Inc., a Delaware corporation (the "COMPANY"), and Safeguard Delaware, Inc., a Delaware corporation (the "PURCHASER").

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, among the Company, the corporate parent of the Company and the Purchaser (the "PURCHASE AGREEMENT"), the Company has agreed to sell and issue to the Purchaser, and the Purchaser has agreed to purchase from the Company, (i) an aggregate of 4,053,741 shares (the "INITIAL COMMON SHARES") of the Company's common stock, $0.01 par value ("COMMON STOCK"), and, at a future date (ii) (A) a 10-year warrant ("WARRANT") to purchase up to 975,000 shares of Common Stock ("WARRANT SHARES") and (B) an aggregate of 359,767 shares of Common Stock (the "INITIAL COMMON SHARES" and together with the INITIAL COMMON SHARES, the "COMMON SHARES") all as more fully specified and subject to the terms and conditions set forth in the Purchase Agreement; and

      WHEREAS, pursuant to the terms of, and in partial consideration for the Purchaser's agreement to enter into, the Purchase Agreement, the Company has agreed to provide the Purchaser with certain registration rights, as well as certain other rights and remedies as set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in the Purchase Agreement and this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

1. Certain Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

      "CLOSING" and "CLOSING DATE" shall have the meanings ascribed to such terms in the Purchase Agreement.

      "COMMISSION" or "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

      "CONVERTIBLE SECURITIES" shall mean (i) any security convertible (including, without limitation, options granted to employees of the Company under a stock option


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plan or similar arrangement), with or without consideration, into Common Stock
(including any option to purchase such a convertible security), (ii) any security carrying any warrant or right to subscribe to or purchase any Common Stock or (iii) any such warrant or right.

      "HOLDER" and "HOLDERS" shall mean the Purchaser and any transferee of Registrable Securities and/or the Warrant which have not been sold to the public to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

      "REGISTRABLE SECURITIES" shall mean: (i) the Common Shares, the Warrant Shares and any other shares of Common Stock owned by the Purchaser or any of its Affiliates as of the date hereof, (ii) other shares of Common Stock issuable upon the exercise or conversion of any Convertible Securities owned by the Purchaser or any of its Affiliates as of the date hereof, (iii) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (iv) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses.

      The terms "REGISTER", "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

      "REGISTRATION EXPENSES" shall mean all expenses to be incurred by the Company in connection with each Holder's registration rights under this Agreement other than Selling Expenses, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, "blue sky" fees and expenses, reasonable fees and disbursements of counsel to Holders (using a single counsel selected by a majority in interest of the Holders if more than one Holder is participating in a registration hereunder) for a "due diligence" examination of the Company and review of the registration statement and related documents, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

      "REGULATION D" shall mean Regulation D as promulgated pursuant to the Securities Act, and as subsequently amended.

      "SECURITIES ACT" or "ACT" shall mean the Securities Act of 1933, as amended.

      "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, and all fees and disbursements of counsel for Holders not included within "Registration Expenses."


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

      "TRADING DAY" shall mean (x) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, a day on which there is trading on such stock exchange, or (y) if the Common Stock is not listed on either of such stock exchanges but sale prices of the Common Stock are reported on an automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, or
(z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated.

2. Request for Registration.

      (a) If the Company receives from a Holder or Holders a written request that the Company effect a registration with respect to shares of Registrable Securities held by such Holder or Holders having an aggregate price to the public (net of underwriters' discounts and commissions) of at least $5,000,000, the Company will, as soon as practicable, use its best efforts to effect such registration (including, without limitation, appropriate qualification under applicable state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution, though negotiated, underwritten or other transactions or through a combination of such methods of sale at the election of such Holder or Holders, of all or such portion of such the Registrable Securities as are specified in such request.

      (b) Notwithstanding Section 2(a), the Company shall not be obligated to take any action to effect or complete any such registration pursuant to this
Section 2:

            (i) During the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on the date sixty (60) days immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided, that the Company gives notice of its intention to file such registration statement to the Purchaser within thirty (30) days of its request for registration; and provided, further that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; however, the Company may not delay a requested registration under this paragraph if the Company's registration statement will include no equity securities or securities convertible into equity securities and the requested registration will not be part of an underwritten public offering; or

            (ii) After the Company has effected three registrations pursuant to this Section 2; provided that any registration request that (A) is delayed by the Company pursuant to Section 2(b)(i) or (B) does not result in a registration being effected, will not count towards such three registration limit;


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            (iii) If each Holder requesting registration is able to sell all of such Holder's shares requested to be registered under Rule 144(k) promulgated under the Act; or

            (iv) If the Company shall furnish to the Holder or Holders requesting registration a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of such Holder or Holders; provided, however, that the Company may not utilize this right more than once in any 12-month period.

      (c) If the registration pursuant to this Section 2 is effected through a firm commitment underwritten public offering at the election of the Holder or Holders, the Company shall, together with such Holder or Holders, enter into an underwriting agreement in customary form with a managing underwriter selected by the Holder or Holders. Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise the Purchaser and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be limited to such amount; provided, however, that in the event of such limitation on the number of shares to be underwritten, no securities to be registered for sale by the Company shall be included unless all shares of Registrable Securities requested by the Purchaser to be included in such underwriting are so included.

3. Company Registration.

      (a) If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of a stockholder other than the Purchaser, the Company shall:

            (i) promptly give the all Holders written notice thereof; and

            (ii) include in such registration (and any related qualifications including compliance with Blue Sky laws), and in any underwriting involved therein, all the shares of Registrable Securities specified in a written request or requests, made within 20 days after the date of such written notice from the Company, by such Holder.

      (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise all Holders as a part of the written notice given pursuant to Section 3(a)(i). In such event, the right of all Holders to registration pursuant to this Section 3 shall be conditioned upon such Holder's or Holders' participation in such underwriting and the inclusion of shares of Registrable Securities in the underwriting shall be limited to the extent provided


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herein. The participating Holders shall (together with the Company and the other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, no securities to be registered for sale by any Holders shall be included unless all shares to be registered for sale by the Company to be included in such underwriting are so included. The Company shall so advise all participating Holders and the number of shares of Registrable Securities to be included in the registration and underwriting shall be so limited.

      (c) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, all participating Holders shall provide upon request customary lock-up agreements for themselves and their affiliates by which they agree not to sell any of their shares for a period of 180 days from the effective date of the registration statement.

4. Registration on Form S-3.

      (a) In case the Company shall receive from a Holder or Holders a written request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of Registrable Securities having an aggregate purchase price to the public (net of underwriters' discounts and commissions) of at least $5,000,000 and the Company is a registrant entitled to use Form S-3 to register the shares of Registrable Securities for such an offering, the Company shall use its best efforts to cause such shares of Registrable Securities to be registered for the offering on such form and to cause such shares of Registrable Securities to be qualified in such jurisdictions as such Holder or Holders may reasonably request. If such offer is to be an underwritten offering, the underwriters shall be selected by the participating Holders. In the event the registration is proposed to be part of a firm commitment underwritten public offering, the substantive provisions of
Section 2(b) shall be applicable to each such registration initiated under this
Section 4.

      (b) There shall be no limit on the number of registration requests by Holders pursuant to the preceding paragraph.

5. Registration Procedures. In connection with each registration effected pursuant to Section 2, 3 or 4, the Company shall:

      (a) Promptly prepare and file with the SEC a registration statement and such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement, or prepare and file such additional registration statements, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended methods of disposition by the seller thereof as


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set forth in the registration statement (and the disposition of all shares of
Registrable Securities as necessary to comply with this Agreement) and notify the participating Holders of the filing and effectiveness of such registration statement and any amendments or supplements thereto. The Company shall promptly forward to the Holder's counsel a copy of any correspondence or other written communications with the SEC or other regulatory authority, relating to the registration statement or the shares of Registrable Securities.

      (b) After the registration, furnish to the participating Holders such number of copies of a current prospectus conforming with the requirements of the Securities Act and any other documents incident thereto, copies of the registration statement, any amendment or supplement to such prospectus or registration statement and any documents incorporated by reference therein and such other documents as such Holders may from time to time reasonably request in order to facilitate the disposition of the shares of Registrable Securities registered on behalf of such Holder.

      (c) Use its best efforts to register and qualify the shares of Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of all United States jurisdictions (except in any such jurisdiction where the registration and qualification of the securities covered by such registration statement is exempt under the laws and regulations of such jurisdiction); provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

      (d) Notify the participating Holders immediately of the happening of any event known to the Company (but not the substance or details of any such event unless specifically requested by the Holder) as a result of which the prospectus (including any supplements thereto or thereof and any information incorporated or deemed to be incorporated by reference therein) included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

      (e) Notify the participating Holders immediately of the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose. The Company shall use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

      (f) Permit a single firm of counsel, selected by the participating Holders, to review the registration statement and all amendments and supplements thereto within a reasonable period of time prior to each filing, and shall not file any document in a form to which such counsel reasonably objects.


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      (g) Use its best efforts to cause the shares of Registrable Securities registered by the registration statement to be listed or quoted on each securities exchange and/or market on which the Common Stock is then listed and/or quoted and prepare and file any required filings with the National Association of Securities Dealers, Inc. or any exchange or market where the Common Stock is then listed and/or traded.

      (h) If applicable, take all steps necessary to enable the participating Holders to avail themselves of the prospectus delivery mechanism set forth in Rule 153 (or successor thereto) under the Securities Act.

6. Holder Deemed an Underwriter. In the event that a Holder or Holders selling Registrable Securities is deemed to be an underwriter, the Company shall enter into such customary agreements with such Holder or Holders as would customarily be entered into with an underwriter (excluding provisions for the purchase and sale of the Common Stock and any discounts or other consideration) and:

      (a) make such representations and warranties to such Holder or Holders in form, substance and scope as are customarily made by issuers to underwriters in secondary offerings;

      (b) cause to be delivered, if requested, to such Holder or Holders opinions of independent counsel to the Company, on and dated as of the effective day of the registration statement, and within 90 days following the end of each fiscal year thereafter, which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to such Holder or Holders and their counsel and covering, without limitation, such matters as the due authorization and issuance of the securities being registered and compliance with securities laws by the Company in connection with the authorization, issuance and registration thereof and other matters that are customarily given to underwriters in underwritten offerings, addressed to such Holder or Holders;

      (c) cause to be delivered, immediately prior to the effectiveness of the registration statement, and at the beginning of each fiscal year following a year during which the Company's independent certified public accountants shall have reviewed any of the Company's books or records, a "comfort" letter from the Company's independent certified public accountants addressed to such Holder or Holders, stating that such accountants are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder, and otherwise in customary form and covering such financial and accounting matters as are customarily covered by letters of the independent certified public accountants delivered in connection with secondary offerings; such accountants shall have undertaken in each such letter to update the same quarterly during each such fiscal year for which such books or records are being reviewed so that each such letter shall remain current, correct and complete as of the end of such accountant's review of the Company's quarterly financial statements; and each such letter and update thereof, if any, shall be reasonably satisfactory to such Holder(s);


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

      (d) shall include in such agreements customary indemnification and contribution provisions to and from underwriters; and

      (e) deliver such documents and certificates as may be reasonably requested by the Holder or Holders to evidence compliance with clause (a) above and with any customary conditions contained in underwriting agreements, if any.

7. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance with registration pursuant to this Agreement shall be borne by the Company, and all Selling Expenses shall be borne by the Holder or Holders that requested such registration.

8. Registration on Form S-3; Other Forms. In connection with each registration effected pursuant to this Agreement, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Securities Act.

9. Registration Period. In the case of a registration effected by the Company pursuant to this Agreement, the Company will use its best efforts to keep such registration effective at all times during the period commencing on the effective date of the registration statement and continuing thereafter until the all Registrable Securities covered by such registration have been sold thereunder.

10. Indemnification.

      (a) The Company Indemnity. The Company will indemnify each Holder, each of its officers, directors and partners, and each person controlling each Holder, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls, within the meaning of Section 15 of the Securities Act and the rules and regulations thereunder, any underwriter, including any of the foregoing incurred in any litigation, commenced or threatened, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any violation by the Company of its representations to or covenants with the Holders under this Agreement or any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each Holder, each of its officers, directors and partners,


                                      -8-
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and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to a Holder to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or the underwriter (if any) therefor and stated to be specifically for use therein. The indemnity agreement contained in this Section 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

      (b) Holder Indemnity. Each Holder will, severally and not jointly, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder(s), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any violation by the such Holder of its representations to or covenants with the Company under this Agreement or any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such other Holder(s) and their directors, officers and partners, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein, and provided that the maximum amount for which such Holder shall be liable under this indemnity shall not exceed the net proceeds received by such Holder from the sale or sales of the Registrable Securities which gave rise to the claim for indemnification. The indemnity agreement contained in this Section 10(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

      (c) Procedure. Each party entitled to indemnification under this Section 10 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has


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actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

11. Contribution.

      (a) If the indemnification provided for in Section 10 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying each of such Indemnified Parties, shall contribute to the amount paid or payable by each such Indemnified Party as a result of such losses, claims, damages or liabilities as between the Company on the one hand and any Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of any Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder.

      (b) In no event shall the obligation of any Indemnifying Party to contribute under this Section 11 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 10(a) or 10(b) hereof had been available under the circumstances.

      (c) The Company and each of the Holders agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Holders or the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any Holder, the net proceeds received by such Holder from the sale of Registrable Securities which gave rise to the necessity for contribution or (ii) in the case of an underwriter, the amount by which the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

12. Survival. The indemnity and contribution agreements contained in Sections 10 and 11 and the representations and warranties of the Company referred to in
Section 6(a) shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement or the Purchase Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company, and (iii) the consummation of the sale or successive resales of the shares of Common Stock.

13. Information by Holders. Each Holder shall reasonably promptly furnish to the Company such information regarding such Holder and the distribution and/or sale proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. The intended method or methods of disposition and/or sale (Plan of Distribution) of such securities as so provided by such Holder shall be included without alteration in the registration statement covering the shares of Common Stock and shall not be changed without written consent of such Holder, except that such Holder may not require an intended method of disposition which, in the reasonable opinion of counsel to the Company, violates applicable securities law.

14. Replacement Certificates. The certificate(s) representing the shares of Common Stock held by a Holder may be exchanged by such Holder at any time and from time to time for certificates with different denominations representing an equal aggregate number of shares of Common Stock, as reasonably requested by such Holder upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

15. Transfer or Assignment. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The rights granted to the Purchaser by the Company under this Agreement to cause the Company to register shares of Common Stock may be transferred or assigned (in whole or in part) to up to four transferees or assignees of shares of Common Stock, and all other rights granted to the Purchaser by the Company hereunder may be transferred or assigned to up to four transferees or assignees of any shares of Common Stock; provided in each case that the Company must be given written notice by the Purchaser at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided, further, that the transferee or assignee of such rights agrees in writing to be bound by the provisions of this Agreement.

16. Miscellaneous.

      (a) Remedies. The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

      (b) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered upon receipt. The addresses and facsimile numbers for such communications shall be:

                             to the Company:

                             ChromaVision Medical Systems, Inc.
                             33171 Paseo Cerveza

                             San Juan Capistrano, California  92675
                             Facsimile: (949) 443-3366
                             Attention: Financial Officer

                             with a copy to:

                             Gibson, Dunn & Crutcher, LLP
                             333 South Grand Avenue
                             Los Angeles, California 90071
                             Facsimile: (213) 229-7520
                             Attention: Roy J. Schmidt, Esq.

                             to the Purchaser:

                             Safeguard Delaware, Inc.
                             103 Springer Building
                             3411 Silverside Building
                             P.O. Box 7048
                             Wilmington, Delaware  19803
                             Facsimile: (302) 478-3667
                             Attention: Chief Financial Officer

                             with copies to:

                             Safeguard Scientifics, Inc.
                             435 Devon Park Drive
                             800 Building
                             Wayne, Pennsylvania  19087
                             Facsimile: (610) 254-4301
                             Attention: General Counsel

                             and

                             Morgan, Lewis & Bockius LLP
                             1701 Market Street
                             Philadelphia, Pennsylvania  19103
                             Facsimile: (215) 963-5299
                             Attention: Richard B. Aldridge, Esq.

      Each party shall provide five (5) days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date and recipient facsimile number or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

      (c) Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. The representations and warranties and the agreements and covenants of the Company and the Purchaser contained herein shall survive the Closing.

      (d) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

      (e) Entire Agreement. This Agreement, together with the Purchase Agreement, the Warrant and the agreements and documents contemplated hereby and thereby, contains the entire understanding and agreement of the parties, and may not be modified, amended or terminated except by a written agreement signed by both parties.

      (f) Jurisdiction. THE COMPANY AND THE PURCHASER (I) HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT, COURTS OF THE STATE OF DELAWARE AND OTHER COURTS OF THE UNITED STATES SITTING IN NEW CASTLE COUNTY, DELAWARE FOR THE PURPOSES OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH SUIT ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. THE COMPANY AND THE PURCHASER CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

      (g) Governing Law. THIS AGREEMENT AND THE VALIDITY AND PERFORMANCE OF THE TERMS HEREOF SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED ENTIRELY IN SUCH STATE.

      (h) Jury Trial. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY.

      (i) Titles. The titles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


                       * * * Signature page follows * * *

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                        COMPANY:


                                        CHROMAVISION MEDICAL
                                        SYSTEMS, INC.



                                        By:  /s/ Carl W. Apelbach
                                           -------------------------------------
                                           Name: Carl W. Apelbach
                                           Title: President and CEO




                                        PURCHASER:


                                        SAFEGUARD DELAWARE, INC.



                                        By:  /s/ N.J. Klauder
                                           -------------------------------------
                                           Name: N.J. Klauder
                                           Title: V.P.